UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08702

ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    March 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
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Alliance All-Market Advantage Fund


Semi-Annual Report

March 31, 2007




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




May 22, 2007


Semi-Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund") for the semi-annual reporting period ended March 31, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMO".

Investment Objectives and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of AllianceBernstein's Large Cap Growth Team (the "Team"), the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in the Team's judgment, are likely to achieve superior earnings growth. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. The Fund may invest up to 5% of its total assets in securities for which there is no ready market. The core portfolio typically consists of the 25 companies that are the most highly regarded by the Adviser at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that the Team believes have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 17.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall large-capitalization stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended March 31, 2007.

For the six-month period ended March 31, 2007, the Fund underperformed the benchmark. Adverse stock selection in the technology sector accounted for much of the Fund's underperformance relative to the benchmark, although negative stock selection in the health care and consumer staples sectors also detracted from the Fund's relative performance. Sector allocation contributed negatively to the Fund's return relative to its benchmark, as the Fund was underweighted in the outperforming materials and processing sector and the energy sector. More positive stock selection in the financial services, consumer discretionary and producer durables sectors was most beneficial.

For the 12-month period ended March 31, 2007, the Fund substantially underperformed the benchmark. The Fund lost significant ground relative to the benchmark due to negative stock selection in the technology sector. Adverse stock selection in the energy, health care and consumer discretionary


ALLIANCE ALL-MARKET ADVANTAGE FUND o 1


sectors also detracted from the Fund's performance. Relative to the benchmark, a moderately overweighted position in the underperforming energy sector was unfavorable; however, considerably overweighting the outperforming financial services sector proved beneficial. Better stock selection in the financial services and producer durables sectors contributed positively to the Fund's performance.

Market Review and Investment Strategy

A significant detrator from the Fund's relative performance during the 12-month period ended March 31, 2007, was that the Fund has been more skewed toward the fastest-growing companies than the Russell 1000 Growth Index during a time when growth was especially out of favor. Value stocks significantly outperformed growth stocks for the 12-month period with the Russell 1000 Value Index gaining 16.83% while the Russell 1000 Growth Index was up 7.06%.

The Fund remains aggressively positioned because the Fund's manager (the "Manager") continues to believe that the current opportunity for growth stocks is as attractive as the Manager has experienced in the last 20 years. Given the mismatches between earnings growth potential and valuation that pervade today's market, the Manager believes it has a unique opportunity to capitalize on investor aversion to the highest quality U.S. growth companies. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record. Consequently, the Fund is invested in some of the fastest-growing companies at a minimal price premium.


2 o ALLIANCE ALL-MARKET ADVANTAGE FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance All-Market Advantage Fund Shareholder Information

The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed-End Funds". For additional shareholder information regarding this Fund, please see page 27.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any particular investment, including the Fund.

A Word About Risk

The Fund invests in a limited number of securities and is subject to focused portfolio risk. Fluctuations in the value of a single security or several security holdings could have a more significant effect, either positive or negative, on the Fund's net asset value. The Fund's assets can be invested in foreign securities. This may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility and less liquidity due to political and economic uncertainties in foreign countries. The Fund can engage in short selling, which is a type of investment strategy that can incur additional fees. If appropriate, the Fund can utilize a variety of leveraged investment strategies. Such borrowings involve additional risk to the Fund, since interest expense may be greater than the income from or appreciation of the securitiescarried by the borrowings and since the value of the securities carried may decline below the amount borrowed. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)


ALLIANCE ALL-MARKET ADVANTAGE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK
PERIODS ENDED MARCH 31, 2007
                                                            Returns
                                                 ------------------------------
                                                     6 Months     12 Months
-------------------------------------------------------------------------------
   Alliance All-Market Advantage Fund (NAV)           4.90%        -1.64%

   Russell 1000 Growth Index                          7.19%         7.06%

   S&P 500 Stock Index                                7.38%        11.82%

   The Fund's Market Price per share on March 31, 2007 was $14.20. The Fund's Net Asset Value Price per share on March 31, 2007 was $12.84. For additional Financial Highlights, please see page 22.


See Historical Performance and Benchmark disclosure on previous page.


4 o ALLIANCE ALL-MARKET ADVANTAGE FUND


PORTFOLIO SUMMARY
March 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $47.5


SECTOR BREAKDOWN*

[ ]  29.4%  Technology
[ ]  21.5%  Finance
[ ]  16.6%  Consumer Services
[ ]  15.5%  Health Care
[ ]   5.5%  Aerospace & Defense
[ ]   4.6%  Consumer Staples
[ ]   3.8%  Energy
[ ]   2.0%  Basic Industry
[ ]   1.1%  Capital Goods




TEN LARGEST HOLDINGS
March 31, 2007 (unaudited)

                                                                  Percent of
Company                                   U.S. $ Value            Net Assets
-------------------------------------------------------------------------------
Google, Inc. - Class A                    $  2,753,542               5.8%
Apple, Inc.                                  2,722,263               5.7
WellPoint, Inc.                              2,570,870               5.4
Boeing Co.                                   1,876,001               4.0
Gilead Sciences, Inc.                        1,728,900               3.7
Cisco Systems, Inc.                          1,723,275               3.6
Procter & Gamble Co.                         1,717,952               3.6
Franklin Resources, Inc.                     1,582,873               3.3
Alcon, Inc.                                  1,548,885               3.3
Hewlett-Packard Co.                          1,497,222               3.2
-------------------------------------------------------------------------------
                                          $ 19,721,783              41.6%


* All data are as of March 31, 2007. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 5


PORTFOLIO OF INVESTMENTS
March 31, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-102.8%

Technology-30.2%
Communication Equipment-4.3%
Cisco Systems, Inc.(a)                           67,500      $ 1,723,275
QUALCOMM, Inc.                                    7,200          307,152
                                                             ------------
                                                               2,030,427

Communication Services-0.8%
Monster Worldwide, Inc.(a)                        8,000          378,960

Computer Hardware/Storage-10.0%
Apple, Inc.(a)                                   29,300        2,722,263
Hewlett-Packard Co.                              37,300        1,497,222
Sun Microsystems, Inc.(a)                        87,700          527,077
                                                             ------------
                                                               4,746,562

Computer Peripherals-1.5%
Network Appliance, Inc.(a)                       20,300          741,356

Internet Infrastructure-1.2%
Akamai Technologies, Inc.(a)                     11,300          564,096

Internet Media-5.8%
Google, Inc.--Class A(a)                          6,010        2,753,542

Semiconductor Components-3.5%
Broadcom Corp.--Class A(a)                       34,400        1,103,208
NVIDIA Corp.(a)                                  19,100          549,698
                                                             ------------
                                                               1,652,906

Software-3.1%
Adobe Systems, Inc.(a)                           13,200          550,440
Microsoft Corp.                                  33,400          930,858
                                                             ------------
                                                               1,481,298
                                                             ------------
                                                              14,349,147

Finance-22.1%
Banking - Money Center-4.5%
Credit Suisse Group (New York Exchange)
  (ADR)                                          20,000        1,436,600
JP Morgan Chase & Co.                            14,600          706,348
                                                             ------------
                                                               2,142,948

Brokerage & Money Management-10.5%
The Charles Schwab Corp.                         12,500          228,625
Franklin Resources, Inc.                         13,100        1,582,873
Goldman Sachs Group, Inc.                         3,100          640,553
Janus Capital Group, Inc.                         2,600           54,366
Lazard Ltd.--Class A                              4,700          235,846
Legg Mason, Inc.                                 11,000        1,036,310
Merrill Lynch & Co., Inc.                        14,800        1,208,716
                                                             ------------
                                                               4,987,289


6 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Insurance-2.0%
American International Group, Inc.               13,800      $   927,636

Miscellaneous-5.1%
Chicago Mercantile Exchange Holdings, Inc.--
  Class A                                         2,730        1,453,616
Moody's Corp.                                     1,900          117,914
NYSE Group, Inc.(a)                               9,000          843,750
                                                             ------------
                                                               2,415,280
                                                             ------------
                                                              10,473,153

Consumer Services-17.1%
Apparel-0.7%
Nike, Inc.--Class B                               3,100          329,406

Broadcasting & Cable-3.4%
Comcast Corp.--Special--Class A(a)               53,850        1,371,559
Time Warner, Inc.                                12,200          240,584
                                                             ------------
                                                               1,612,143

Cellular Communications-1.2%
America Movil SAB de CV Series L (ADR)            6,600          315,414
NII Holdings, Inc.(a)                             3,350          248,503
                                                             ------------
                                                                 563,917

Entertainment & Leisure-0.4%
Wynn Resorts Ltd.                                 2,200          208,692

Restaurants & Lodging-5.8%
Hilton Hotels Corp.                              18,100          650,876
Las Vegas Sands Corp.(a)                          4,200          363,762
McDonald's Corp.                                 17,700          797,385
Starwood Hotels & Resorts Worldwide, Inc.        14,300          927,355
                                                             ------------
                                                               2,739,378

Retail-General Merchandise-5.6%
eBay, Inc.(a)                                    15,000          497,250
Kohl's Corp.(a)                                  14,500        1,110,845
Target Corp.                                     17,900        1,060,754
                                                             ------------
                                                               2,668,849
                                                             ------------
                                                               8,122,385

Health Care-16.0%
Biotechnology-5.3%
Genentech, Inc.(a)                                9,500          780,140
Gilead Sciences, Inc.(a)                         22,600        1,728,900
                                                             ------------
                                                               2,509,040

Medical Products-5.3%
Abbott Laboratories                              17,000          948,600
Alcon, Inc.                                      11,750        1,548,885
                                                             ------------
                                                               2,497,485


ALLIANCE ALL-MARKET ADVANTAGE FUND o 7


Company                                          Shares     U.S. $ Value
Medical Services-5.4%
WellPoint, Inc.(a)                               31,700      $ 2,570,870
                                                             ------------
                                                               7,577,395

Aerospace & Defense-5.6%
Aerospace-5.6%
Boeing Co.                                       21,100        1,876,001
Rockwell Collins, Inc.                            7,200          481,896
Spirit Aerosystems Holdings, Inc.--
  Class A(a)                                     10,000          318,500
                                                             ------------
                                                               2,676,397

Consumer Staples-4.7%
Food-1.1%
WM Wrigley Jr Co.                                 9,900          504,207

Household Products-3.6%
Procter & Gamble Co.                             27,200        1,717,952
                                                             ------------
                                                               2,222,159

Energy-3.9%
Oil Service-3.9%
Halliburton Co.                                  33,300        1,056,942
Schlumberger Ltd.                                11,400          787,740
                                                             ------------
                                                               1,844,682

Basic Industry-2.1%
Chemicals-2.1%
Monsanto Co.                                     17,800          978,288

Capital Goods-1.1%
Engineering & Construction-1.1%
Fluor Corp.                                       5,900          529,348

Total Investments-102.8%
  (cost $39,682,172)                                          48,772,954
Other assets less liabilities-(2.8%)                          (1,311,383)

Net Assets-100.0%                                            $47,461,571


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8 o ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007 (unaudited)


Assets
Investments in securities, at value (cost $39,682,172)       $48,772,954
Cash                                                              43,956
Receivable for investment securities sold                        347,266
Dividends receivable                                              11,365
Total assets                                                  49,175,541

Liabilities
Dividends payable                                              1,212,841
Payable for investment securities purchased                      360,095
Advisory fee payable                                              38,837
Administrative fee payable                                        24,238
Accrued expenses                                                  77,959
Total liabilities                                              1,713,970
Net Assets                                                   $47,461,571

Composition of Net Assets
Capital stock, at par                                        $    36,977
Additional paid-in capital                                    52,885,676
Net investment loss                                             (335,040)
Accumulated net realized loss on investment transactions     (14,216,824)
Net unrealized appreciation of investments                     9,090,782
                                                             ------------
                                                             $47,461,571

Net Asset Value Per Share--300 million shares of capital stock authorized, $.01 per value
  (based on 3,697,685 shares outstanding)                         $12.84


See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 9


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2007 (unaudited)


Investment Income
Dividends (net of foreign taxes
  withheld of $179)                         $  175,028
Interest                                         9,762          $184,790

Expenses
Advisory fee                                   289,847
Custodian                                       60,592
Legal                                           54,471
Administrative                                  51,769
Audit                                           26,412
Printing                                        19,551
Directors' fees                                 18,575
Registration                                    11,893
Transfer agency                                    657
Miscellaneous                                    4,673
Total expenses                                 538,440
Less: expenses waived by the Adviser
  (see Note B)                                 (18,610)
Net expenses                                                     519,830
Net investment loss                                             (335,040)

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
  transactions                                                 1,856,862
Net change in unrealized
  appreciation/depreciation
  of investments                                                 879,177
Net gain on investment transactions                            2,736,039
Net Increase in Net Assets from
  Operations                                                  $2,400,999


See notes to financial statements.


10 o ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF CHANGES IN NET ASSETS


                                           Six Months
                                             Ended
                                            March 31,        Year Ended
                                              2007          September 30,
                                           (unaudited)          2006
                                          -------------     -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                        $  (335,040)      $  (790,821)
Net realized gain on investment
  transactions                               1,856,862         4,809,755
Net change in unrealized
  appreciation/depreciation
  of investments                               879,177        (3,396,585)
Net increase in net assets from
  operations                                 2,400,999           622,349

Distributions to Shareholders from
Net realized gain on investment
  transactions                              (2,395,156)       (5,085,941)
Tax return of capital                               -0-          (67,042)

Common Stock Transactions
Reinvestment of dividends
  resulting in the issuance of
  common stock                                  86,365           173,020
Total increase (decrease)                       92,208        (4,357,614)

Net Assets
Beginning of period                         47,369,363        51,726,977
End of period (including net
  investment loss of ($335,040)
  and $0, respectively)                    $47,461,571       $47,369,363


See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 11


NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (unaudited)


NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish proce-


12 o ALLIANCE ALL-MARKET ADVANTAGE FUND


dures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 13


The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000R Growth Index ( the "Index"). The Basic Fee is .80% of the average of the net assets of the Fund, and may be adjusted upward or downward by up to .55%. Prior to February 17, 2006, the Basic Fee was 1.25% of the average of the net assets of the Fund. During the six months ended March 31, 2007, the Adviser voluntarily waived .10% of the Basic Fee; such waiver amounted to $18,610. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2007, the fee as adjusted, amounted to 1.08% of the Fund's average net assets.

Pursuant to an Administration Agreement, the Fund reimburses the Administrator AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Administrator") for its costs incurred for providing administrative services, provided however that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2007, the Fund reimbursed ABIS $140 for such cost.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2007 amounted to $45,131, of which $255 and $0, respectively, was paid to Sanford C. Bernstein Co., LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.


14 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2007, were as follows:

                                                  Purchases           Sales
                                                -------------     -------------
Investment securities (excluding
  U.S. government securities)                    $29,959,561       $31,965,253
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                       $9,366,356
Gross unrealized depreciation                                         (275,574)
Net unrealized appreciation                                         $9,090,782


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the


ALLIANCE ALL-MARKET ADVANTAGE FUND o 15


same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security at a price different from the current market value.

For the six months ended March 31, 2007, the Fund had no transactions in written options.

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


NOTE D

Capital Stock

During the six months ended March 31, 2007 and the year ended September 30, 2006, the Fund issued 6,321 shares and 12,474 shares, respectively, in connection with the Fund's dividend reinvestment plan.


16 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.


NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007, will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                                     2006              2005
                                                 ------------      ------------
Distributions paid from:
  Ordinary income                                 $5,085,941        $1,614,458
Total taxable distributions                        5,085,941         1,614,458
Tax return of capital                                 67,042         3,192,492
Total distributions paid                          $5,152,983        $4,806,950


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(11,894,508)(a)
Unrealized appreciation/(depreciation)                           7,616,201(b)
Total accumulated earnings/(deficit)                          $ (4,278,307)(c)


(a) On September 30, 2006, the Fund had a net capital loss carryforward of $11,842,062 of which $371,706 expires in the year 2010 and $11,470,356 expires in 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the year ended September 30, 2006, the Fund utilized $5,103,998 in carryforward losses. As of September 30, 2006, the Fund deferred tax straddle losses of $52,446.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 17


NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On


ALLIANCE ALL-MARKET ADVANTAGE FUND o 19


September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On


20 o ALLIANCE ALL-MARKET ADVANTAGE FUND


July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 21


FINANCIAL HIGHLIGHTS


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                             Six Months
                                               Ended
                                             March 31,                          Year Ended September 30,
                                                2007        ---------------------------------------------------------------
                                            (unaudited)         2006         2005         2004         2003         2002
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                   $12.83          $14.06       $12.85       $13.69       $13.65       $19.68

Income From Investment
  Operations
Net investment loss(a)                          (.09)(b)        (.21)(b)     (.10)(b)     (.18)        (.22)        (.26)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .75             .38         2.62          .76         1.58        (3.82)
Net increase (decrease) in net
  asset value from operations                    .66             .17         2.52          .58         1.36        (4.08)

Less: Distributions
Distributions from net realized
  gain on investments                           (.65)          (1.38)        (.44)       (1.21)          -0-          -0-
Tax return of capital                             -0-           (.02)        (.87)        (.21)       (1.32)       (1.95)
Total distributions                             (.65)          (1.40)       (1.31)       (1.42)       (1.32)       (1.95)
Net asset value, end of period                $12.84          $12.83       $14.06       $12.85       $13.69       $13.65
Market value, end of period                   $14.20          $14.36       $14.15       $14.19       $14.30       $13.45
Premium/(Discount)                             10.59%          11.93%         .64%       10.43%        4.46%       (1.47)%

Total Return
Total investment return based on:(c)
Market value                                    3.65%          11.86%        9.72%        9.39%       16.93%      (24.59)%
Net asset value                                 4.90%            .58%       20.39%        3.74%       10.42%      (22.64)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $47,462         $47,369      $51,727      $47,018      $49,797      $49,534
Ratio to average net assets of:
  Expenses, before waivers                      2.20%(d)        2.38%        1.79%        1.74%        2.28%        2.06%
  Expenses, net of waivers                      2.12%(d)        2.28%        1.73%        1.73%        2.28%        2.06%
  Net investment loss                          (1.37)%(b)(d)   (1.53)%(b)    (.78)%(b)   (1.30)%      (1.58)%      (1.38)%
Portfolio turnover rate                           62%            134%         189%         336%         294%         215%


(a)  Based on average shares outstanding.

(b)  Net of waivers/reimbursement by the Adviser.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


22 o ALLIANCE ALL-MARKET ADVANTAGE FUND


ADDITIONAL INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual Meeting of Stockholders of the Alliance All-Market Advantage Fund, Inc. was held on March 28, 2007 and adjourned to May 4, 2007.

A description of the proposal and number of shares voted at the Meeting are as follows:

                                                                      Abstain/
                                                                      Authority
                                                          Voted for   Withheld
-------------------------------------------------------------------------------
1. To elect Class One Directors:     David H. Dievler     3,457,811    77,883
   (terms expire in 2010)            Michael J. Downey    3,451,190    84,504
                                     Nancy P. Jacklin     3,451,435    84,259
   To elect a Class Three Director:  Earl D. Weiner       3,455,969    79,725
   (term expires in 2009)


ALLIANCE ALL-MARKET ADVANTAGE FUND o 23


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O.Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer John A. Koltes, Vice President
Michael J. Reilly(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105


Custodian

The Bank of New York
100 Church Street
New York, NY 10286


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI
02940-3010


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Mr. Reilly is the investment professional primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the period.


24 o ALLIANCE ALL-MARKET ADVANTAGE FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved an investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 25


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The disinterested directors (the "directors") of Alliance All-Market Advantage Fund, Inc. (the "Fund") unanimously approved the continuance of the Advisory Agreement with the Adviser and the continuance of the Administration Agreement with the Adviser (in such capacity, the "Administrator") at meetings held on October 31-November 2, 2006 (for a "stub" period ending February 28, 2007) and February 7-8, 2007 (for an annual period).

Prior to approval of the continuance of the Advisory Agreement and Administration Agreement, the directors requested and received and evaluated extensive materials from the Adviser. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuances in five private sessions with counsel and the Fund's Independent Compliance Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund, and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the revised advisory fee approved at the February 7-8, 2007 meeting and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other


26 o ALLIANCE ALL-MARKET ADVANTAGE FUND


matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors' determinations included the following:

Nature, Extent and Quality of Services Provided

The directors noted that the Advisory Agreement for the Fund does not contain a provision requiring the Fund to reimburse the Adviser for the cost of certain administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 27


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions. The directors recognized that the Adviser's profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund compared to other funds in the Lipper Growth Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception November 1994) and for each of the last ten calendar years, and as compared to the Standard & Poor's 500 Index (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (eight funds in the YTD period, including the Fund), the Fund's performance was materially above the Lipper median in the 1- and 10-year and since inception periods, significantly below the Lipper median in the YTD period and materially below the Lipper median in the 3- and 5-year periods, and that the Fund's calendar year performance was at the Lipper median in 2001, significantly above the Lipper median in 1999 and 2005, materially above the Lipper median in 1996, 1997 and 1998 and significantly below the Lipper median in 2000, 2002, 2003 and 2004. The directors further noted that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.


28 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. In addition, the Fund's advisory fee incorporates a performance adjustment whereas most other funds do not pay fees with performance adjustments, making comparisons particularly difficult.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser, and that such open-end funds had benefited from such fee reductions since 2004. The directors noted that the Fund was benefiting from a 10 basis point base advisory fee waiver and that at the October 31-November 2, 2006 meetings in approving continuance of the Fund's Advisory Agreement and Administration Agreement for a stub period ending February 28, 2007, the Adviser had agreed to continue the 10 basis point waiver until such time as the Board agreed that it could be discontinued. The Lipper information reviewed by the directors included pro forma advisory and administration fees assuming the current advisory fee waiver had been in effect throughout the Fund's fiscal year ended 2005.

The Adviser informed the directors that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., domestic growth equity securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group created by Lipper (an Expense Group, which Lipper described as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's classification/objective with a similar load type as the Fund) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper cate-


ALLIANCE ALL-MARKET ADVANTAGE FUND o 29


gory. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information reviewed by the directors included the pro forma expense ratio provided by the Adviser assuming the current advisory fee waiver and the termination effective October 1, 2005 of the Fund's Shareholder Servicing Agreement with a third party broker dealer (pursuant to which the Fund paid a 10 basis point fee) had been in effect throughout fiscal 2005. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's pro forma management fees of 81 basis points (pro forma combined advisory and administration fees paid under the Advisory and Administration Agreements) for the fiscal year ended September 30, 2005 were slightly lower than the Expense Group median and the same as the Expense Universe median. However, the directors further noted that the Fund's fee rate was much higher in its fiscal year ended September 30, 2006, at 135 basis points. They noted that the Advisory Agreement for the Fund has a basic fee ("Basic Fee") and a performance adjustment and that the Fund is currently the only AllianceBernstein Fund managed by the Adviser that has a performance component in its management fee. The directors also noted that the Adviser advises another AllianceBernstein Fund with a similar although somewhat different investment style as the Fund for a fee rate schedule with breakpoints and no performance component. At their October 31-November 2, 2006 meetings the directors requested that the Adviser propose a fee reduction for their consideration by the end of the year.

The directors noted that at their December 20, 2006 meeting the Adviser had proposed adjusting the fee schedule in the Advisory Agreement such that the Basic Fee would be 1/12 of 0.80% of the average of the net assets of the Fund at the end of each month included in the applicable performance periods (i.e., 0.80% on an annualized basis). The Adviser also proposed to adjust the fulcrum component of the fee such that the Basic Fee would increase each month at the rate of 1/12 of 0.025% for each percentage point in excess of two up to and including the eighth percentage point that the investment performance of the Fund for the period exceeds that of the designated index (the "Index"). The Basic Fee would decrease each month at the rate of 1/12 of 0.025% for each percentage point in excess of two up to and including the eighth percentage point that the investment performance of the Index for the period exceeds that of the Fund. The maximum increase or decrease to the Basic Fee would be 1/12 of



30 o ALLIANCE ALL-MARKET ADVANTAGE FUND


0.15%. The maximum monthly fee would be 1/12 of 0.95% and the minimum monthly fee would be 1/12 of 0.65%. In addition, the Adviser proposed to discontinue the current waiver of 0.10% of the Basic Fee. The directors believed that the Adviser's proposal was appropriately responsive to their request for an adjustment to the Fund's advisory fee arrangements.

The directors also noted that the Fund's pro forma total expense ratio was materially higher than the Expense Group and Expense Universe medians, and that this was largely due to the Fund's very small size. The directors concluded that the Fund's expense ratio was acceptable in the Fund's particular circumstances.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 31


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


-------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------
Blended Style Funds
-------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------
Growth Funds
-------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-------------------------------------------------
Value Funds
-------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

-------------------------------------------------
Taxable Bond Funds
-------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------
Municipal Bond Funds
-------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

-------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------
Closed-End Funds
-------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
AllianceBernstein National Municipal Income Fund*
New York Municipal Income Fund
The Spain Fund

-------------------------------------------------
Retirement Strategies Funds
-------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


32 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTES




ALLIANCE ALL-MARKET ADVANTAGE FUND o 33


NOTES




34 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.




ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


AMA-0152-0307


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance All-Market Advantage Fund, Inc.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:     May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    May 30, 2007

By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    May 30, 2007